                       NOTICE OF GUARANTEED DELIVERY FOR
                               CLN HOLDINGS INC.


          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of CLN Holdings Inc. (the 'Company') made pursuant to
the Prospectus, dated September   , 1997 (the 'Prospectus'), if certificates for
the outstanding Senior Secured First Priority Discount Notes due 2001 (the 'Old First Priority Notes') or the Senior Secured Second Priority Discount Notes due 2001 (the 'Old Second Priority Notes,' together with the Old First Priority Notes, the 'Old Notes') are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to First Trust National Association (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old First Priority Notes or Old Second Priority Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                                  Delivery To:

                       FIRST TRUST NATIONAL ASSOCIATION,

                                 Exchange Agent


       By Mail:                By Facsimile:           By Overnight Courier or
 First Trust National         (612) 973-5800                    Hand:
      Association          Confirm by Telephone:        First Trust National
    Corporate Trust           (612) 244-1537                 Association
     [Depositary]                                        180 East 5th Street
    P.O. Box 64485                                        4th Floor Window
St. Paul, MN 55164-9549                                  St. Paul, MN 55101
                                                     Attention: Corporate Trust


          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old First Priority Notes or Old Second Priority Notes set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer-- Guaranteed Delivery Procedures' section of the

Prospectus.

Principal Amount at Maturity of Old First Priority
Notes Tendered:*

$
  ------------------------------------------------

Certificate Nos. (if available):                          If Old First Priority Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                                                          Account Number
                                                                         -------------------------------------------------------
  ------------------------------------------------
Total Principal Amount at Maturity Represented
 by Old First Priority Notes Certificate(s):

$
  ------------------------------------------------

Principal Amount at Maturity of Old Second
 Priority Notes Tendered:*

$
  ------------------------------------------------

Certificate Nos. (if available):                          If Old Second Priority Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                                                          Account Number
                                                                         -------------------------------------------------------

Total Principal Amount at Maturity Represented by
 Old Second Priority Notes Certificate(s):

$
  ------------------------------------------------

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.


     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X

   -------------------------------------------------------   ----------------

X
   -------------------------------------------------------   ----------------
   Signature(s) of Owner(s)                                  Date
   or Authorized Signatory

   Area Code and Telephone Number:
                                   -----------------------------

     Must be signed by the holder(s) of Old First Priority Notes or Old Second Priority Notes as their name(s) appear(s) on certificates for Old First Priority Notes or Old Second Priority Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in 'The Exchange Offer--Guaranteed Delivery Procedures' section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.



Name of Firm:
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Address:
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- --------------------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and
Telephone No.:
               -----------------------------------------------------------------





- --------------------------------------------------------------------------------
                             (Authorized Signature)

Name:
      --------------------------------------------------------------------------
                             (Please Type or Print)

Title:
       -------------------------------------------------------------------------

Dated:                                                                    , 1997
       ------------------------------------------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.